UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05689

Deutsche Multi-Market Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

 New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2016

Semiannual Report
to Shareholders

Deutsche Multi-Market Income Trust

Ticker Symbol: KMM

Contents

3 Performance Summary

4 Important Notice

5 Portfolio Management Team

5 Portfolio Summary

8 Investment Portfolio

31 Statement of Assets and Liabilities

33 Statement of Operations

34 Statement of Cash Flows

35 Statement of Changes in Net Assets

36 Financial Highlights

37 Notes to Financial Statements

51 Dividend Reinvestment and Cash Purchase Plan

54 Additional Information

56 Privacy Statement

The fund's investment objective is to provide high current income consistent with prudent total return asset management.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2016 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 5/31/16
Deutsche Multi-Market Income Trust	6-Month‡	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.10%	–0.22%	5.82%	8.32%
Based on Market Price(a)	15.49%	3.76%	2.30%	7.15%
Credit Suisse High Yield Index(b)	4.74%	–1.67%	5.17%	6.93%
JPMorgan Emerging Markets Bond Global Diversified Index(c)	5.22%	4.55%	5.94%	7.57%
Blended Index(d)	5.00%	1.42%	5.59%	7.31%
Bank of America Merrill Lynch US High Yield Master II Constrained Index(e)	5.36%	–0.92%	5.26%	7.28%
Morningstar Closed-End High Yield Bond Funds Category (based on Net Asset Value)(f)	3.58%	–2.69%	6.03%	6.36%

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the six months ended May 31, 2016 was 1.67% (1.03% excluding interest expense).

(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

(c) The JPMorgan Emerging Markets Bond Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

(d) The Blended Index consists of 50% in the Credit Suisse High Yield Index and 50% in the JPMorgan Emerging Markets Bond Global Diversified Index.

(e) The Bank of America Merrill Lynch US High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

On June 1, 2016, the Bank of America Merrill Lynch US High Yield Master II Constrained Index replaced the Credit Suisse High Yield Index as the fund’s comparative broad-based securities market index because the Advisor believes the Bank of America Merrill Lynch US High Yield Master II Constrained Index more closely reflects the fund’s investment strategies.

(f) Morningstar's Closed-End High Yield Bond Funds category represents high-yield bond portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High Yield Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 5/31/16	As of 11/30/15
Net Asset Value	$ 8.94	$ 8.87
Market Price	$ 8.23	$ 7.36

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/16: Income Dividends	$ .26
May Income Dividend	$ .0425
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/16†	5.70%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/16†	6.20%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Important Notice

On July 13, 2016 the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managjng the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of May 31, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 86.0%
Consumer Discretionary 24.9%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		140,000	142,975
Ally Financial, Inc.:
3.25%, 2/13/2018		935,000	932,662
4.125%, 3/30/2020		1,810,000	1,819,050
4.25%, 4/15/2021		575,000	576,437
5.75%, 11/20/2025		710,000	718,875
Altice Financing SA:
144A, 6.5%, 1/15/2022		240,000	244,200
144A, 7.5%, 5/15/2026		755,000	753,112
Altice Finco SA, 144A, 9.875%, 12/15/2020		335,000	362,638
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		755,000	770,100
AMC Entertainment, Inc., 5.875%, 2/15/2022		295,000	297,950
AMC Networks, Inc., 5.0%, 4/1/2024		1,000,000	1,002,500
AmeriGas Finance LLC:
6.75%, 5/20/2020		625,000	646,094
7.0%, 5/20/2022		485,000	511,069
APX Group, Inc., 6.375%, 12/1/2019		295,000	292,050
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		1,050,000	1,071,000
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		455,000	476,612
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		480,000	423,600
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		770,000	714,175
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		200,000	212,000
Block Communications, Inc., 144A, 7.25%, 2/1/2020		580,000	585,800
Boyd Gaming Corp., 6.875%, 5/15/2023		165,000	173,003
CalAtlantic Group, Inc., 5.25%, 6/1/2026		1,084,000	1,069,772
Caleres, Inc., 6.25%, 8/15/2023		140,000	142,800
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		445,000	450,562
144A, 5.5%, 5/1/2026		1,850,000	1,868,500
144A, 5.875%, 4/1/2024		385,000	401,362
144A, 5.875%, 5/1/2027		550,000	563,062
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		815,000	778,325
144A, 6.375%, 9/15/2020		810,000	824,588
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		187,000	192,610
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625%, 3/15/2020		85,000	78,200
Series B, 7.625%, 3/15/2020		215,000	206,400
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		35,000	35,831
CSC Holdings LLC, 5.25%, 6/1/2024		305,000	274,500
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		585,000	583,537
Dana Holding Corp.:
5.375%, 9/15/2021		2,000,000	2,057,500
5.5%, 12/15/2024		195,000	187,688
DISH DBS Corp., 6.75%, 6/1/2021		110,000	113,938
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		1,110,000	1,157,175
144A, 5.75%, 3/1/2023		350,000	369,687
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		400,000	404,000
5.25%, 4/15/2023		600,000	597,000
Global Partners LP, 7.0%, 6/15/2023		270,000	220,725
GLP Capital LP:
4.375%, 4/15/2021		155,000	158,875
5.375%, 4/15/2026		500,000	521,250
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		925,000	935,406
5.125%, 11/15/2023		210,000	214,725
6.5%, 3/1/2021		1,000,000	1,048,750
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		545,000	542,275
144A, 5.25%, 12/15/2023		755,000	743,675
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024		390,000	390,000
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		290,000	305,225
144A, 5.75%, 4/15/2024		185,000	192,400
7.5%, 7/15/2020		105,000	110,775
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		110,000	110,825
Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020		1,060,000	1,070,600
Lennar Corp., 4.75%, 11/15/2022		500,000	496,250
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		70,000	72,450
144A, 7.0%, 9/1/2020		470,000	493,082
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		170,000	164,475
Mediacom Broadband LLC:
5.5%, 4/15/2021		70,000	72,100
6.375%, 4/1/2023		610,000	632,875
Mediacom LLC, 7.25%, 2/15/2022		165,000	174,488
MGM Growth Properties Operating Partnership LP, 144A, 5.625%, 5/1/2024		380,000	399,000
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		305,000	311,100
Neptune Finco Corp.:
144A, 6.625%, 10/15/2025		200,000	213,602
144A, 10.125%, 1/15/2023		600,000	672,000
144A, 10.875%, 10/15/2025		630,000	716,625
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	158,488
Numericable-SFR:
144A, 6.0%, 5/15/2022		1,070,000	1,065,185
144A, 7.375%, 5/1/2026		1,155,000	1,165,106
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		700,000	700,000
5.5%, 5/15/2026		330,000	327,525
Quebecor Media, Inc., 5.75%, 1/15/2023		295,000	302,375
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		70,000	71,488
144A, 5.375%, 4/15/2023		25,000	25,563
Sally Holdings LLC, 5.625%, 12/1/2025		535,000	559,744
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		400,000	409,750
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		180,000	181,800
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		165,000	174,075
Sirius XM Radio, Inc.:
144A, 5.375%, 7/15/2026		530,000	527,350
144A, 5.875%, 10/1/2020		310,000	320,463
Springs Industries, Inc., 6.25%, 6/1/2021		415,000	420,187
Starz LLC, 5.0%, 9/15/2019		230,000	234,025
Suburban Propane Partners LP, 5.75%, 3/1/2025		150,000	147,375
Toll Brothers Finance Corp., 4.875%, 11/15/2025		345,000	349,313
TRI Pointe Group, Inc.:
4.375%, 6/15/2019		185,000	185,000
4.875%, 7/1/2021		2,215,000	2,217,769
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		1,320,000	1,361,250
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,075,000	1,095,715
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		144,000	151,560
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		445,500	470,002
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		275,000	216,563
144A, 8.5%, 10/15/2022		295,000	262,550
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		390,000	390,000
144A, 5.5%, 8/15/2026		350,000	353,500
			49,910,213
Consumer Staples 2.7%
Aramark Services, Inc.:
144A, 4.75%, 6/1/2026		1,105,000	1,099,475
5.125%, 1/15/2024		220,000	228,250
Cott Beverages, Inc.:
5.375%, 7/1/2022		515,000	516,931
6.75%, 1/1/2020		195,000	203,775
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		500,000	518,750
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		360,000	368,100
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		220,000	210,100
144A, 7.25%, 6/1/2021		775,000	798,250
144A, 8.25%, 2/1/2020		240,000	249,600
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		315,000	318,938
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		205,000	206,667
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		65,000	68,250
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		155,000	163,525
Smithfield Foods, Inc., 6.625%, 8/15/2022		15,000	15,750
The WhiteWave Foods Co., 5.375%, 10/1/2022		410,000	438,187
			5,404,548
Energy 6.9%
Antero Resources Corp.:
5.125%, 12/1/2022		365,000	349,487
5.375%, 11/1/2021		320,000	312,000
5.625%, 6/1/2023		210,000	204,750
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		235,000	211,500
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		275,000	268,813
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		510,000	522,750
Concho Resources, Inc., 5.5%, 4/1/2023		575,000	575,000
Continental Resources, Inc.:
4.5%, 4/15/2023		200,000	182,125
5.0%, 9/15/2022		1,515,000	1,431,675
DCP Midstream Operating LP, 2.7%, 4/1/2019		700,000	655,587
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	514,225
Freeport-McMoran Oil & Gas LLC, 6.5%, 11/15/2020		500,000	480,000
Gulfport Energy Corp., 6.625%, 5/1/2023		110,000	108,075
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		385,000	371,525
Holly Energy Partners LP, 6.5%, 3/1/2020		165,000	166,650
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		215,000	169,850
Laredo Petroleum, Inc., 6.25%, 3/15/2023		310,000	292,950
Memorial Resource Development Corp., 5.875%, 7/1/2022		245,000	244,081
Newfield Exploration Co.:
5.375%, 1/1/2026		155,000	151,173
5.75%, 1/30/2022		305,000	307,288
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		110,000	101,200
6.875%, 1/15/2023		65,000	58,663
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		410,000	431,485
Range Resources Corp., 4.875%, 5/15/2025		440,000	415,800
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		1,072,350	1,136,691
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		1,250,000	1,271,860
Rice Energy, Inc., 7.25%, 5/1/2023		50,000	50,500
RSP Permian, Inc., 6.625%, 10/1/2022		310,000	320,075
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		980,000	1,000,825
Sunoco LP:
144A, 5.5%, 8/1/2020		170,000	168,725
144A, 6.375%, 4/1/2023		155,000	153,450
Tesoro Logistics LP:
6.125%, 10/15/2021		120,000	123,900
6.375%, 5/1/2024		270,000	278,100
Whiting Petroleum Corp., 6.25%, 4/1/2023		235,000	193,875
WPX Energy, Inc., 7.5%, 8/1/2020		545,000	534,100
			13,758,753
Financials 7.0%
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		790,000	789,210
4.625%, 10/30/2020		2,375,000	2,458,125
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		370,000	375,550
CIT Group, Inc., 3.875%, 2/19/2019		1,475,000	1,481,918
CNO Financial Group, Inc.:
4.5%, 5/30/2020		520,000	536,900
5.25%, 5/30/2025		165,000	169,950
Commonwealth Bank of Australia, 144A, 4.5%, 12/9/2025		2,105,000	2,168,367
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	528,600
E*TRADE Financial Corp.:
4.625%, 9/15/2023		205,000	205,513
5.375%, 11/15/2022		180,000	188,100
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		240,000	247,200
(REIT), 5.375%, 4/1/2023		995,000	1,023,606
(REIT), 5.75%, 1/1/2025		180,000	187,200
(REIT), 5.875%, 1/15/2026		180,000	187,650
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021		220,000	219,450
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		140,000	149,800
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		415,000	434,758
(REIT), 6.375%, 3/1/2024		390,000	417,300
(REIT), 6.875%, 5/1/2021		415,000	430,882
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	480,140
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		405,000	421,706
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		360,000	358,650
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021 (b)		455,000	459,550
(REIT), 4.875%, 6/1/2026 (b)		165,000	168,506
			14,088,631
Health Care 5.3%
Alere, Inc., 144A, 6.375%, 7/1/2023		220,000	229,434
Community Health Systems, Inc.:
5.125%, 8/1/2021		75,000	74,906
7.125%, 7/15/2020		1,090,000	1,010,975
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		110,000	102,163
Endo Finance LLC:
144A, 5.75%, 1/15/2022		305,000	273,737
144A, 5.875%, 1/15/2023		285,000	245,813
Endo Ltd.:
144A, 6.0%, 7/15/2023		240,000	210,098
144A, 6.0%, 2/1/2025		150,000	130,125
Fresenius Medical Care U.S. Finance II, Inc., 144A, 6.5%, 9/15/2018		170,000	184,450
HCA, Inc.:
5.25%, 6/15/2026		610,000	626,775
6.5%, 2/15/2020		1,700,000	1,870,000
7.5%, 2/15/2022		620,000	702,925
Hologic, Inc., 144A, 5.25%, 7/15/2022		110,000	115,088
IMS Health, Inc., 144A, 6.0%, 11/1/2020		365,000	373,796
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		435,000	436,631
5.5%, 12/1/2021		385,000	400,400
5.875%, 12/1/2023		310,000	320,075
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		90,000	87,300
144A, 5.625%, 10/15/2023		165,000	155,100
Tenet Healthcare Corp., 144A, 4.134%**, 6/15/2020		205,000	203,975
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		390,000	344,175
144A, 5.875%, 5/15/2023		360,000	303,300
144A, 6.125%, 4/15/2025		1,100,000	919,875
144A, 7.5%, 7/15/2021		1,455,000	1,316,775
			10,637,891
Industrials 9.6%
ADT Corp.:
3.5%, 7/15/2022		190,000	174,325
5.25%, 3/15/2020		320,000	337,200
6.25%, 10/15/2021		580,000	607,550
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		690,000	726,225
Air Lease Corp., 4.75%, 3/1/2020		3,915,000	4,179,262
Allegion PLC, 5.875%, 9/15/2023		110,000	116,325
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		395,000	346,613
Belden, Inc., 144A, 5.5%, 9/1/2022		505,000	510,050
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		480,000	408,000
144A, 6.0%, 10/15/2022		355,000	303,525
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019		165,000	159,638
Casella Waste Systems, Inc., 7.75%, 2/15/2019		540,000	551,475
CNH Industrial Capital LLC, 3.875%, 7/16/2018		400,000	401,000
Covanta Holding Corp., 5.875%, 3/1/2024		295,000	293,525
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		385,000	371,525
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		210,000	192,675
DR Horton, Inc., 4.0%, 2/15/2020		100,000	103,250
EnerSys, 144A, 5.0%, 4/30/2023		55,000	54,656
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		300,000	298,500
FTI Consulting, Inc., 6.0%, 11/15/2022		295,000	311,225
Garda World Security Corp., 144A, 7.25%, 11/15/2021		400,000	325,000
Gates Global LLC, 144A, 6.0%, 7/15/2022		245,000	214,926
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		415,000	436,787
144A, 5.0%, 11/15/2025		213,000	223,650
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024		155,000	170,500
Masonite International Corp., 144A, 5.625%, 3/15/2023		230,000	240,350
Meritor, Inc.:
6.25%, 2/15/2024		285,000	248,663
6.75%, 6/15/2021		400,000	375,000
Moog, Inc., 144A, 5.25%, 12/1/2022		175,000	177,844
Nortek, Inc., 8.5%, 4/15/2021		315,000	328,781
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		280,000	281,400
Oshkosh Corp.:
5.375%, 3/1/2022		217,500	224,569
5.375%, 3/1/2025		803,000	825,082
Ply Gem Industries, Inc., 6.5% , 2/1/2022		525,000	520,125
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		40,000	41,700
SBA Communications Corp., 5.625%, 10/1/2019		285,000	295,331
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		390,000	411,450
Summit Materials LLC:
6.125%, 7/15/2023		355,000	356,775
144A, 8.5%, 4/15/2022		155,000	165,075
Titan International, Inc., 6.875%, 10/1/2020		335,000	282,238
TransDigm, Inc., 144A, 6.375%, 6/15/2026 (b)		315,000	315,394
Triumph Group, Inc., 5.25%, 6/1/2022		175,000	160,125
United Rentals North America, Inc.:
6.125%, 6/15/2023		35,000	36,138
7.625%, 4/15/2022		455,000	484,006
USG Corp., 144A, 5.5%, 3/1/2025		10,000	10,625
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020		439,000	453,816
144A, 4.5%, 4/29/2022		610,000	613,355
144A, 4.75%, 4/29/2025		470,000	470,000
			19,135,249
Information Technology 4.9%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		140,000	144,725
Cardtronics, Inc., 5.125%, 8/1/2022		175,000	173,688
CDW LLC:
5.5%, 12/1/2024		355,000	364,763
6.0%, 8/15/2022		160,000	168,000
Denali International LLC, 144A, 5.625%, 10/15/2020		300,000	315,450
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021 (b)		735,000	749,676
144A, 6.02%, 6/15/2026 (b)		470,000	475,115
EarthLink Holdings Corp., 7.375%, 6/1/2020		345,000	362,681
EMC Corp., 1.875%, 6/1/2018		1,200,000	1,170,403
Entegris, Inc., 144A, 6.0%, 4/1/2022		215,000	221,988
First Data Corp.:
144A, 6.75%, 11/1/2020		1,579,000	1,661,897
144A, 7.0%, 12/1/2023		355,000	359,881
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		380,000	403,066
Jabil Circuit, Inc., 5.625%, 12/15/2020		400,000	424,000
Match Group, Inc., 144A, 6.375%, 6/1/2024 (b)		180,000	183,600
Micron Technology, Inc.:
144A, 5.25%, 8/1/2023		250,000	211,875
144A, 7.5%, 9/15/2023		600,000	630,000
NCR Corp.:
5.875%, 12/15/2021		75,000	76,125
6.375%, 12/15/2023		190,000	192,998
NXP BV:
144A, 4.125%, 6/1/2021		625,000	629,688
144A, 4.625%, 6/1/2023		300,000	301,503
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		155,000	159,650
Sanmina Corp., 144A, 4.375%, 6/1/2019		35,000	35,700
Western Digital Corp.:
144A, 7.375%, 4/1/2023		155,000	161,200
144A, 10.5%, 4/1/2024		275,000	284,625
			9,862,297
Materials 13.0%
Ardagh Packaging Finance PLC:
144A, 3.634%**, 12/15/2019		490,000	491,225
144A, 4.625%, 5/15/2023		245,000	243,775
144A, 6.75%, 1/31/2021		340,000	342,550
144A, 7.25%, 5/15/2024		435,000	443,700
Ball Corp.:
4.375%, 12/15/2020		155,000	161,975
5.25%, 7/1/2025		275,000	286,344
Berry Plastics Corp., 5.5%, 5/15/2022		600,000	616,500
Cascades, Inc., 144A, 5.5%, 7/15/2022		185,000	180,375
Celanese U.S. Holdings LLC, 4.625%, 11/15/2022		1,500,000	1,537,500
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,300,000	1,371,630
Chemours Co.:
6.625%, 5/15/2023		205,000	183,988
7.0%, 5/15/2025		95,000	83,303
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		215,000	214,463
Constellium NV, 144A, 7.875%, 4/1/2021		950,000	964,250
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		335,000	340,025
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		230,000	225,400
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		200,000	160,000
144A, 7.0%, 2/15/2021		630,000	497,306
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017		800,000	780,000
2.375%, 3/15/2018		1,990,000	1,930,300
Greif, Inc., 7.75%, 8/1/2019		870,000	973,312
Hexion, Inc., 6.625%, 4/15/2020		190,000	161,500
Kaiser Aluminum Corp.:
144A, 5.875%, 5/15/2024		295,000	302,788
8.25%, 6/1/2020		25,000	26,031
Novelis, Inc., 8.75%, 12/15/2020		1,820,000	1,888,250
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		400,000	400,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		390,000	400,238
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022		235,000	208,709
144A, 10.375%, 5/1/2021		200,000	204,000
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		3,720,000	3,836,250
6.875%, 2/15/2021		760,000	788,500
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		120,000	122,700
144A, 5.125%, 12/1/2024		60,000	61,650
Teck Resources Ltd.:
2.5%, 2/1/2018		2,100,000	2,115,750
144A, 8.0%, 6/1/2021 (b)		520,000	530,400
144A, 8.5%, 6/1/2024 (b)		115,000	117,875
Tronox Finance LLC:
6.375%, 8/15/2020		275,000	211,750
144A, 7.5%, 3/15/2022		250,000	186,250
United States Steel Corp., 144A, 8.375%, 7/1/2021		805,000	831,163
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		1,565,000	1,353,255
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		105,000	108,871
144A, 5.625%, 10/1/2024		55,000	58,163
			25,942,014
Telecommunication Services 9.9%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	7,000,000	364,512
B Communications Ltd., 144A, 7.375%, 2/15/2021		370,000	395,900
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		1,400,000	1,500,883
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		145,000	148,625
Series T, 5.8%, 3/15/2022		550,000	530,750
Series S, 6.45%, 6/15/2021		600,000	609,000
Series W, 6.75%, 12/1/2023		705,000	687,375
Series Y, 7.5%, 4/1/2024		590,000	583,731
CommScope, Inc.:
144A, 4.375%, 6/15/2020		135,000	139,050
144A, 5.0%, 6/15/2021		350,000	355,250
CyrusOne LP, 6.375%, 11/15/2022		395,000	418,700
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		355,000	273,812
144A, 8.25%, 9/30/2020		633,000	549,127
Digicel Ltd.:
144A, 6.75%, 3/1/2023		390,000	343,200
144A, 7.0%, 2/15/2020		200,000	185,500
Frontier Communications Corp.:
6.25%, 9/15/2021		160,000	149,200
7.125%, 1/15/2023		870,000	776,475
8.5%, 4/15/2020		130,000	137,638
144A, 10.5%, 9/15/2022		730,000	760,112
144A, 11.0%, 9/15/2025		200,000	203,500
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		335,000	362,637
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		725,000	738,594
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		270,000	269,325
5.375%, 8/15/2022		750,000	761,250
5.375%, 1/15/2024		210,000	213,717
5.375%, 5/1/2025		225,000	228,983
6.125%, 1/15/2021		230,000	240,350
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		500,000	462,500
Plantronics, Inc., 144A, 5.5%, 5/31/2023		110,000	109,450
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		320,000	330,237
Sprint Corp., 7.125%, 6/15/2024		1,325,000	997,062
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		1,075,000	1,120,257
6.125%, 1/15/2022		155,000	163,525
6.375%, 3/1/2025		542,000	567,745
6.5%, 1/15/2026		20,000	21,150
6.625%, 11/15/2020		600,000	619,620
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		2,000,000	2,015,500
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		290,000	297,975
Windstream Services LLC, 7.75%, 10/15/2020		115,000	107,525
Zayo Group LLC:
6.0%, 4/1/2023		590,000	606,225
6.375%, 5/15/2025		500,000	520,000
			19,865,967
Utilities 1.8%
Calpine Corp.:
5.375%, 1/15/2023		290,000	283,385
5.75%, 1/15/2025		290,000	280,575
Dynegy, Inc.:
7.375%, 11/1/2022		275,000	265,375
7.625%, 11/1/2024		485,000	465,600
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		400,000	220,000
NGL Energy Partners LP, 5.125%, 7/15/2019		245,000	220,500
NRG Energy, Inc.:
6.25%, 5/1/2024		1,050,000	1,020,797
144A, 7.25%, 5/15/2026		570,000	568,575
7.875%, 5/15/2021		169,000	175,338
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		125,000	115,000
			3,615,145
Total Corporate Bonds (Cost $171,580,350)			172,220,708

Asset-Backed 3.5%
Miscellaneous
Apidos CLO XXI, "C", Series 2015-21A, 144A, 4.17%**, 7/18/2027		1,125,000	1,014,073
Babson CLO Ltd., "D", Series 2015-2A, 144A, 4.424%**, 7/20/2027		2,000,000	1,867,942
Cumberland Park CLO Ltd., "D", Series 2015-2A, 144A, 4.024%**, 7/20/2026		1,500,000	1,353,057
Marea CLO Ltd., "DR", Series 2012-1A, 144A, 4.372%**, 10/15/2023		1,500,000	1,384,183
Neuberger Berman CLO XVIII Ltd., "C", Series 2014-18A, 144A, 4.368%**, 11/14/2025		1,500,000	1,368,500
Total Asset-Backed (Cost $7,449,232)			6,987,755

Collateralized Mortgage Obligation 0.4%
Federal National Mortgage Association, "PZ", Series 2010-129, 4.5%, 11/25/2040 (Cost $856,521)		818,104	869,724

Government & Agency Obligations 8.0%
Other Government Related (c) 0.5%
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		985,000	1,034,132
Sovereign Bonds 7.5%
Dominican Republic, 144A, 6.875%, 1/29/2026		300,000	323,250
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		1,250,000	1,079,938
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		700,000	707,875
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	654	261
Republic of Armenia, 144A, 7.15%, 3/26/2025		500,000	487,100
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		400,000	368,000
Republic of Hungary:
4.0%, 3/25/2019		800,000	831,000
Series 19/A, 6.5%, 6/24/2019	HUF	51,600,000	208,412
Republic of Panama:
3.75%, 3/16/2025		1,030,000	1,048,025
9.375%, 1/16/2023		2,610,000	3,447,810
Republic of Paraguay, 144A, 6.1%, 8/11/2044		200,000	204,000
Republic of Peru, 4.125%, 8/25/2027		500,000	526,875
Republic of Slovenia:
144A, 4.75%, 5/10/2018		800,000	844,080
144A, 5.5%, 10/26/2022		2,200,000	2,490,400
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		1,000,000	998,434
Republic of Uruguay, 5.1%, 6/18/2050		120,000	111,900
United Mexican States:
3.6%, 1/30/2025		375,000	378,281
4.6%, 1/23/2046		800,000	776,000
ZAR Sovereign Capital Fund Propriety Ltd., 144A, 3.903%, 6/24/2020		185,000	185,039
			15,016,680
Total Government & Agency Obligations (Cost $15,841,346)			16,050,812

Loan Participations and Assignments 47.4%
Senior Loans**
Consumer Discretionary 12.6%
1011778 B.C. Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/2021		1,548,073	1,555,232
Altice U.S. Finance I Corp., Term Loan, 4.25%, 12/14/2022		1,494,647	1,499,878
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 11/30/2019		3,508,271	3,516,305
Avis Budget Car Rental LLC, Term Loan, 3.25%, 3/15/2022		1,325,829	1,329,144
CSC Holdings, Inc., Term Loan B, 2.955%, 4/17/2020		3,499,365	3,531,087
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		1,760,000	1,765,773
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		3,199,326	3,213,499
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		3,217,392	3,205,326
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020		3,112,600	3,120,397
Visteon Corp., Term Delay Draw B, 3.5%, 4/9/2021		2,500,000	2,506,250
			25,242,891
Consumer Staples 5.0%
Albertson's LLC, Term Loan B2, 5.5%, 3/21/2019		2,637,128	2,642,996
Pinnacle Foods Finance LLC:
Term Loan H, 3.25%, 4/29/2020		2,528,141	2,534,284
Term Loan G, 3.25%, 4/29/2020		1,136,077	1,138,918
U.S. Foods, Inc., Term Loan, 4.5%, 3/31/2019		2,984,655	2,989,833
Vogue International, Inc., Term Loan, 5.75%, 2/14/2020		602,700	606,090
			9,912,121
Energy 0.6%
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		1,276,708	1,142,654
Financials 0.8%
Delos Finance Sarl, Term Loan B, 3.5%, 3/6/2021		1,575,000	1,582,481
Health Care 5.0%
AmSurg Corp., First Lien Term Loan B, 3.5%, 7/16/2021		790,913	793,942
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		279,536	274,540
Term Loan H, 4.0%, 1/27/2021		514,340	507,560
Convatec, Inc., Term Loan, 4.25%, 6/15/2020		2,460,740	2,468,429
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		3,933,930	3,970,319
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 4.5%, 2/13/2019		1,076,528	1,065,763
Term Loan B, 4.75%, 12/11/2019		1,004,403	994,108
			10,074,661
Industrials 10.2%
BE Aerospace, Inc., Term Loan B, 4.0%, 12/16/2021		3,344,364	3,366,520
Booz Allen Hamilton, Inc., Term Loan, 3.75%, 7/31/2019		2,500,000	2,514,375
Hertz Corp., Term Loan B, 3.75%, 3/11/2018		1,492,288	1,494,736
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		3,207,942	3,212,626
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020		3,000,000	3,011,565
Sabre, Inc., Term Loan B, 4.0%, 2/19/2019		1,989,717	1,996,353
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020		1,778,532	1,782,614
Waste Industries U.S.A., Inc., Term Loan B, 4.25%, 2/27/2020		2,984,925	3,002,655
			20,381,444
Information Technology 1.5%
First Data Corp., Term Loan, 4.443%, 3/24/2021		2,985,925	3,003,348
Materials 5.4%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		2,716,613	2,600,599
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		1,605,281	1,611,413
Berry Plastics Holding Corp.:
Term Loan D, 3.5%, 2/8/2020		2,917,293	2,923,463
Term Loan E, 3.75%, 1/6/2021		1,098,075	1,103,088
MacDermid, Inc.:
Term Loan B2, 5.5%, 6/7/2020		1,262,218	1,262,060
First Lien Term Loan, 5.5%, 6/7/2020		802,313	802,064
PolyOne Corp., Term Loan B, 3.75%, 11/11/2022		583,538	586,820
			10,889,507
Telecommunication Services 1.2%
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		53,350	53,833
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		620,000	620,645
Term Loan B, 4.0%, 1/15/2020		1,670,000	1,678,350
			2,352,828
Utilities 5.1%
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		6,297,413	6,263,721
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		3,955,983	3,958,970
			10,222,691
Total Loan Participations and Assignments (Cost $94,833,537)			94,804,626

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $440,795)		444,912	444,111

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $470,183)		675,000	555,187

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	7	15,592
Industrials 0.0%
Congoleum Corp.*	7,900	0
Quad Graphics, Inc.	115	2,209
		2,209
Materials 0.0%
GEO Specialty Chemicals, Inc.*	46,639	16,794
GEO Specialty Chemicals, Inc. 144A*	649	234
		17,028
Total Common Stocks (Cost $114,610)		34,829

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $87,876)	400	2,108

Cash Equivalents 0.7%
Deutsche Central Cash Management Government Fund, 0.39% (e) (Cost $1,368,758)	1,368,758	1,368,758

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $293,043,208)†	146.5	293,338,618
Other Assets and Liabilities, Net	(0.0)	(150,227)
Notes Payable	(46.5)	(93,000,000)
Net Assets	100.0	200,188,391

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	400,000	249,537	220,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2016.

† The cost for federal income tax purposes was $293,884,997. At May 31, 2016, net unrealized depreciation for all securities based on tax cost was $546,379. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,709,838 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,256,217.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	26,381	15,592.01

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At May 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	7,194,700	USD	406,607	8/5/2016	19,534	Citigroup, Inc.

Currency Abbreviations
ARS Argentine Peso HUF Hungarian Forint MXN Mexican Peso USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Corporate Bonds	$ —	$ 172,220,708	$ —	$ 172,220,708
Asset-Backed	—	6,987,755	—	6,987,755
Collateralized Mortgage Obligation	—	869,724	—	869,724
Government & Agency Obligations	—	16,050,812	—	16,050,812
Loan Participations and Assignments	—	94,804,626	—	94,804,626
Convertible Bond	—	—	444,111	444,111
Preferred Security	—	555,187	—	555,187
Common Stocks	2,209	—	32,620	34,829
Warrants	—	—	2,108	2,108
Short-Term Investment	1,368,758	—	—	1,368,758
Derivatives (f)
Forward Foreign Currency Exchange Contracts	—	19,534	—	19,534
Total	$ 1,370,967	$ 291,508,346	$ 478,839	$ 293,358,152

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

(f) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $291,674,450)	$ 291,969,860
Investment in Deutsche Central Cash Management Government Fund (cost $1,368,758)	1,368,758
Total investments in securities, at value (cost $293,043,208)	293,338,618
Cash	241,369
Foreign currency, at value (cost $103,951)	96,965
Receivable for investments sold — when-issued/delayed delivery securities	628,956
Interest receivable	3,017,768
Unrealized appreciation on forward foreign currency exchange contracts	19,534
Foreign taxes recoverable	2,044
Other assets	3,305
Total assets	297,348,559
Liabilities
Payable for investments purchased	175,457
Payable for investments purchased — when-issued/delayed delivery securities	3,582,061
Notes payable	93,000,000
Interest on notes payable	95,628
Accrued management fee	143,956
Accrued Trustees' fees	4,257
Other accrued expenses and payables	158,809
Total liabilities	97,160,168
Net assets, at value	$ 200,188,391
Net Assets Consist of
Distributions in excess of net investment income	(160,395)
Net unrealized appreciation (depreciation) on: Investments	295,410
Foreign currency	11,938
Accumulated net realized gain (loss)	(29,541,446)
Paid-in capital	229,582,884
Net assets, at value	$ 200,188,391
Net Asset Value
Net Asset Value per share ($200,188,391 ÷ 22,403,562 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 8.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended May 31, 2016 (Unaudited)
Investment Income
Income: Interest	$ 7,254,319
Dividends	2,592
Income distributions — Deutsche Central Cash Management Government Fund	6,063
Total income	7,262,974
Expenses: Management fee	829,875
Services to shareholders	10,632
Custodian fee	33,982
Professional fees	48,123
Reports to shareholders	37,918
Interest expense	624,428
Trustees' fees and expenses	7,777
Stock exchange listing fees	11,345
Other	26,513
Total expenses	1,630,593
Net investment income	5,632,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(6,133,454)
Swap contracts	17,165
Written options	32,085
Foreign currency	1,194
(6,083,010)
Change in net unrealized appreciation (depreciation) on: Investments	7,030,431
Swap contracts	(14,859)
Written options	(32,078)
Foreign currency	22,875
7,006,369
Net gain (loss)	923,359
Net increase (decrease) in net assets resulting from operations	$ 6,555,740

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended May 31, 2016 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 6,555,740
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(51,820,904)
Net purchases, sales and maturities of short-term investments	10,306,946
Net amortization of premium/(accretion of discount)	86,399
Proceeds from sales and maturities of long-term investments	53,772,774
(Increase) decrease in interest receivable	319,353
(Increase) decrease in other assets	4,140
(Increase) decrease in receivable for investments sold	1,252,854
(Increase) decrease in receivable for investments sold — when issued	(628,956)
(Increase) decrease in upfront payments paid/received on credit swap contracts	24,508
(Increase) decrease in written options, at value	(7)
Increase (decrease) in interest on notes payable	(7,372)
Increase (decrease) in payable for investments purchased	(22,822,466)
Increase (decrease) in payable for investments purchased — when-issued securities	2,464,248
Increase (decrease) in other accrued expenses and payables	67,429
Change in unrealized (appreciation) depreciation on investments	(7,030,431)
Change in unrealized (appreciation) depreciation on swap contracts	14,859
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(25,791)
Net realized (gain) loss from investments	6,133,454
Cash provided (used) by operating activities	$ (1,333,223)
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	10,000,000
Payment for shares repurchased	(3,006,005)
Distributions paid (net of reinvestment of distributions)	(5,730,942)
Cash provided (used) by financing activities	1,263,053
Increase (decrease) in cash	(70,170)
Cash at beginning of period (including foreign currency)	408,504
Cash at end of period (including foreign currency)	$ 338,334
Supplemental Disclosure
Interest paid on notes	$ 631,800

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
Increase (Decrease) in Net Assets
Operations: Net investment income	$ 5,632,381	$ 12,519,898
Net realized gain (loss)	(6,083,010)	(14,798,957)
Change in net unrealized appreciation (depreciation)	7,006,369	(6,413,325)
Net increase (decrease) in net assets resulting from operations	6,555,740	(8,692,384)
Distributions to shareholders from: Net investment income	(5,730,942)	(13,502,459)
Return of capital	—	(589,269)
Total distributions	(5,730,942)	(14,091,728)
Fund share transactions: Cost of shares repurchased	(2,983,927)	(12,546,417)
Increase (decrease) in net assets	(2,159,129)	(35,330,529)
Net assets at beginning of period	202,347,520	237,678,049
Net assets at end of period (including distributions in excess of net investment income of $160,395 and $61,834, respectively)	$ 200,188,391	$ 202,347,520
Other Information
Shares outstanding at beginning of period	22,803,076	24,286,599
Shares repurchased	(399,514)	(1,483,523)
Shares outstanding at end of period	22,403,562	22,803,076

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 5/31/16 (Unaudited)		Years Ended November 30,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 9.79	$ 9.98	$ 10.29	$ 9.38	$ 9.75
Income (loss) from investment operations: Net investment income[a]	.25	.54	.64	.70	.81	.87
Net realized and unrealized gain (loss)	.06	(.92)	(.16)	(.13)	1.02	(.33)
Total from investment operations	.31	(.38)	.48	.57	1.83	.54
Less distributions from: Net investment income	(.26)	(.58)	(.68)	(.88)	(.92)	(.91)
Return of capital	—	(.03)	—	—	—	—
Total distributions	(.26)	(.61)	(.68)	(.88)	(.92)	(.91)
NAV accretion resulting from repurchases of shares at a discount to NAV[a]	.02	.07	.01	—	—	—
Net asset value, end of period	$ 8.94**	$ 8.87	$ 9.79	$ 9.98	$ 10.29	$ 9.38
Market price, end of period	$ 8.23**	$ 7.36	$ 8.79	$ 9.41	$ 10.51	$ 9.98
Total Return
Based on net asset value (%)[b]	4.10	(2.42)	5.53	5.58	20.20	5.64
Based on market price (%)[b]	15.49	(9.82)	.49	(2.53)	15.39	7.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	200	202	238	245	252	228
Ratio of expenses (including interest expense) (%)	1.67*	1.51	1.52	1.60	1.66	1.49
Ratio of expenses (excluding interest expense) (%)	1.03*	1.02	1.01	1.00	1.00	1.02
Ratio of net investment income (%)	5.77*	5.77	6.37	6.89	8.09	8.84
Portfolio turnover rate (%)	19**	50	82	76	45	55
Total debt outstanding end of period ($ thousands)	93,000	83,000	99,000	109,000	103,000	98,247
Asset coverage per $1,000 of debt[c]	3,153	3,438	3,401	3,244	3,442	3,324

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Multi-Market Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

On July 13, 2016 the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund is approved to participate in securities lending, but had no securities on loan during the six months ended May 31, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. Floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $22,527,000, including $6,932,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2017, the respective expiration date, whichever occurs first; and approximately $15,595,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($5,653,000) and long-term losses ($9,942,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency position at the Fund's custodian bank at May 31, 2016.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended May 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no credit default swap contracts as of May 31, 2016. For the six months ended May 31, 2016, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $280,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended May 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no purchased option contracts as of May 31, 2016. For the six months ended May 31, 2016, the investment in written option contracts and purchased option contracts had a total value generally indicative of a range from $0 to approximately $100.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended May 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities, and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of May 31, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended May 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $392,000 to $427,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities presented by the primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 19,534
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended May 31, 2016, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (44,415)	$ 32,085	$ —	$ —	$ (12,330)
Credit Contracts (a)	—	—	—	17,165	17,165
Foreign Exchange Contracts (b)	—	—	11,431	—	11,431
	$ (44,415)	$ 32,085	$ 11,431	$ 17,165	$ 16,266

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) on investments (includes purchased options), written options and swap contracts, respectively.

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 44,352	$ (32,078)	$ —	$ —	$ 12,274
Credit Contracts (a)	—	—	—	(14,859)	(14,859)
Foreign Exchange Contracts (b)	—	—	25,791	—	25,791
	$ 44,352	$ (32,078)	$ 25,791	$ (14,859)	$ 23,206

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and swap contracts, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of May 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 19,534	$ —	$ —	$ 19,534

C. Purchases and Sales of Securities

During the six months ended May 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $51,820,904 and $53,772,774, respectively.

For the six months ended May 31, 2016, transactions for written options on interest rate swaps were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	900,000	$ 32,085
Options expired	(900,000)	(32,085)
Outstanding, end of period	0	$ 0

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2016, the amount charged to the Fund by DSC aggregated $5,307, of which $2,731 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,546, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

During the period covered by the report, the Fund was party to a secured revolving line of credit with a commercial bank (the "Lender") in an amount up to $125,000,000 (the "Credit Facility"). The Credit Facility automatically renews for a six-month period on each day unless it is terminated by either party or not extended by the Lender in accordance with its terms.

Loans under the Credit Facility, at the option of the Fund and subject to certain conditions, typically bear interest with reference to LIBOR (a "LIBOR Loan") or, less frequently, with reference to a base rate (a "Base Rate Loan"). Each LIBOR Loan shall bear interest at a rate per annum equal to the applicable LIBOR rate (as defined in the Credit Facility) plus 0.85%. As a general matter, each Base Rate Loan shall bear interest at a rate per annum equal to the greatest of certain specified rates as set forth in the Credit Facility. In addition, a commitment fee was charged to the Fund on the unused portion of the credit lines and is included with "interest expense" in the Statement of Operations.

At May 31, 2016, under the Credit Facility, the outstanding loans balance was $93,000,000. The weighted average outstanding daily balance of all loans during the six months ended May 31, 2016 was approximately $81,301,000, with a weighted average annualized borrowing cost of 1.54%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the Lender. The Fund is subject to certain restrictions on its investments, including asset coverage and portfolio composition requirements, under the terms of the Credit Facility. Such restrictions and covenants contained in the Credit Facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended May 31, 2016 and the year ended November 30, 2015, the Fund purchased 399,514 and 1,483,523 shares of beneficial interest on the open market at a total cost of $2,983,927 and $12,546,417 ($7.47 and $8.46 average per share), respectively. The average discount on these purchases, comparing the purchase price to the net asset value at the time of purchase, was 13.09% and 13.13%, respectively.

On September 11, 2015, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market share repurchase program for an additional 12-month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2015 until November 30, 2016, when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on August 1, 2014 and ran until November 30, 2015.

I. Subsequent Event

On July 13, 2016 the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the "Account") for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares") and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Multi-Market Income Trust
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Additional Information

Automated Information Line	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KMM
CUSIP Number	25160E 102

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
•	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
•	Portfolio Manager for High Yield Strategies: New York.
•	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc. (DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent semiannual period ended May 31, 2016.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	-	$100,001-$500,000
Thomas R. Bouchard	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent semiannual period ended May 31, 2016.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$5,143,061,275	-	-
Thomas R. Bouchard	7	$1,960,841,215	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$705,855,722	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	219,272	$ 7.43	-	n/a
January 1 through January 31	128,130	$ 7.47	-	n/a
February 1 through February 28	41,783	$ 7.40	-	n/a
March 1 through March 31	7,429	$ 7.78	-	n/a
April 1 through April 30	2,900	$ 7.87	-	n/a
May 1 through May 31	-	$ -	-	n/a

Total	399,514	$ 7.47	-	n/a

The Fund may from time to time repurchase shares in the open market.

On September 11, 2015, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 12 month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period December 1, 2015 until November 30, 2016, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on August 1, 2014 and ran until November 30, 2015.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Multi-Market Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/29/2016